EXHIBIT 32.1

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Peter Klamka, the Principal Executive Officer and Principal Financial Officer of Cephas Holding Corp. (the "Company"), hereby certify, that, to my knowledge:

1. The Annual Report on Form 10-K for the year ended December 31, 2012 (the "Report") of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the year ended December 31, 2012.

Date: February 20, 2014	By:	/s/ Peter Klamka
Name: Peter Klamka
Title: Chief Executive Officer and Chief Financial Officer